DLH Acquires IBA to Bolster its DoD Health Technology Capabilities
Transaction Expands Data Analytics, AI, and Research & Development Profile
Atlanta, Georgia – October 1, 2020 - DLH Holdings Corp. (NASDAQ: DLHC) (“DLH” or the “Company”), a leading provider of innovative healthcare research, services and solutions to the federal government, today announced that it has acquired privately-held Irving Burton Associates, LLC (“IBA”) of Falls Church, Virginia. The firm, with approximately 115 employees, provides research, systems development, and other technology-enabled solutions to the Defense Health Agency (“DHA”), the Telemedicine & Advanced Technology Research Center (“TATRC”) of the US Army’s Medical Research and Development Command (“USAMRDC”), and other agencies within the U.S. Department of Defense (“DoD”). IBA maintains a top-secret facility clearance, and its defense contracts provide for a range of health IT services including digital transformation, data analytics, cybersecurity, and artificial intelligence (“AI”).

IBA was purchased for $32.0 million in cash, or $26.5 million net of transaction-related tax benefits worth approximately $5.5 million on a net present value basis. DLH estimates that IBA will contribute annualized revenue of approximately $25 million to the Company going forward, and the firm’s backlog was approximately $143 million at closing. IBA will be a wholly owned subsidiary of DLH Holdings Corp. and a part of DLH’s Mission Services & Solutions operating unit led by Helene Fisher (former US Army Signal Corps). IBA’s current president, Mary Dowdall, will remain with DLH in leadership of the IBA organization.

“IBA complements our capabilities and enhances our readiness profile for military and other agency business through research, analytics, and advancing technologies,” said Zachary Parker, DLH President & CEO. “For several decades IBA has leveraged its expertise in program management, research and engineering, and health data analytics to expand its business in support of agencies in the Military Health System (MHS). We are confident that IBA will strengthen our growth outlook and bring new opportunities in technology-enabled healthcare solutions. I am proud to have IBA join the DLH family of operations.”

"We believe that DLH is an ideal partner for IBA, from both a business and cultural perspective" added Mary Dowdall, President of Irving Burton Associates. "Our employees will appreciate and embrace the collective spirit, shared objectives, and expanding opportunities that our combined organization will bring. We look forward to aligning our mutual commitment and mission-driven focus to deliver technology-enabled services to federal government agencies.”

DLH financed the acquisition through an amendment to its existing secured credit facility. Borrowing availability was provided by debt prepayments facilitated by the Company’s ongoing cash generation. First National Bank of Pennsylvania acted as agent, and F.N.B. Capital Markets and M&T Bank acted as joint lead arrangers. The credit facility was comprised of a syndicated term loan of $70 million and revolving credit facility of $25 million. All bank members of the syndicated credit facility committed funding to their original loan amounts. Additional terms of the transaction and financing arrangements will be available in the Company’s SEC filings.

Advisors
Baird served as financial advisor to DLH. Holland & Knight, LLP and Becker & Poliakoff LLP served as legal advisors to DLH as part of this transaction. Baker Tilly and the Lockton Companies provided consulting services to DLH in connection with the acquisition. KippsDeSanto & Co. served as financial advisor to IBA.

Conference Call
DLH plans to host a conference call on Wednesday, October 7, at 9:00 am Eastern to review this transaction. A presentation/webcast will be available on the Company’s website, and the call may be accessed by dialing 888-347-5290 (or 412-317-5256) code 10148498.

About DLH
DLH (NASDAQ: DLHC) serves federal government clients throughout the United States and abroad delivering technology enabled solutions in key health and human services programs. The Company's core competencies include secure data analytics, clinical trials and laboratory services, case management, performance evaluation, system modernization, operational logistics and readiness, and strategic digital communications. DLH has approximately 2,000 employees serving numerous government agencies. For more information, visit the corporate website at www.dlhcorp.com
About IBA
Irving Burton Associates (IBA) is a federal services provider specializing in technology, business solutions, and research and engineering. For more than 40 years, IBA has provided innovative service solutions to meet the nation’s most pressing challenges. IBA is headquartered in Falls Church, VA. Find out more at www.ibacorp.us

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH`s future financial performance. Any statements that refer to expectations, projections or other characterizations of future events or circumstances or that are not statements of historical fact (including without limitation statements to the effect that the Company or its management “believes”, “expects”, “anticipates”, “plans”, “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or DLH’s actual results to differ materially from those indicated by the forward-looking statements. Forward-looking statements in this release include, among others, statements regarding estimates of future revenues. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Our actual results may differ materially from such forward-looking statements made in this release due to a variety of factors, including: the outbreak of the novel coronavirus (“COVID-19”), including the measures to reduce its spread, and its impact on the economy and demand for our services, are uncertain, cannot be predicted, and may precipitate or exacerbate other risks and uncertainties; the failure to achieve the anticipated benefits of the IBA acquisition (including anticipated future financial operating performance and results); diversion of management’s attention from normal daily operations of the business and the challenges of managing larger and more widespread operations resulting from the acquisition; the inability to retain IBA employees and customers; contract awards in connection with re-competes for present business and/or competition for new business; the risks and uncertainties associated with client interest in and purchases of new services; compliance with new bank financial and other covenants; changes in client budgetary priorities; government contract procurement (such as bid protest, small business set asides, loss of work due to organizational conflicts of interest, etc.) and termination risks; the ability to successfully integrate the operations of IBA and any future acquisitions; and other risks described in our SEC filings. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as well as subsequent reports filed thereafter. The forward-looking statements contained herein are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our industry and business. Such forward-looking statements are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating forward-looking statements, except as may be required by law.

CONTACTS:

INVESTOR RELATIONS
Contact: Chris Witty
Phone: 646-438-9385
Email: cwitty@darrowir.com